ADVISORONE FUNDS [LOGO]




                                ADVISORONE FUNDS
                                  Amerigo Fund
                                  Clermont Fund

                         Supplement dated April 21, 2003
                       to Prospectus dated August 28, 2002

On February 6, 2003, Clarke Lanzen Skalla Investment Firm, Inc., was acquired by NorthStar Financial Services Group, LLC ("NorthStar"), a Nevada limited liability company with headquarters in Omaha, Nebraska. Shortly after the acquisition, Clarke Lanzen Skalla Investment Firm, Inc. changed its form of organization from a corporation to a limited liability company and as of April 10, 2003 is known as Clarke Lanzen Skalla Investment Firm, LLC ("CLS"). CLS currently serves as the Investment Adviser to the AdvisorOne Funds, consisting of the Amerigo and Clermont Funds (the "Funds"). This notice is being provided to you because the Investment Company Act of 1940 requires that when a material change in control of a fund's investment adviser occurs all of the fund's advisory agreements must automatically terminate and shareholders must be given the opportunity to vote on any new agreements. Subject to shareholder approval in an upcoming proxy, CLS will remain the investment adviser for the Funds. Until shareholder approval can be obtained, the Fund's Board of Trustees, at a meeting held on February 3, 2003, and a subsequent meeting held on March 27, 2003, approved an interim advisory agreement between CLS and the Funds. The Board also nominated the following persons to serve as Trustees subject to shareholder approval: Michael Miola, Gary Lanzen, John Pacheco, and L. Merrill Bryan, Jr.

Although this strategic business decision has resulted in a legal change in control of CLS, the day-to-day management of CLS remains unchanged with CLS employing the same portfolio management personnel who are responsible for oversight and management of the Funds in accordance with the same investment objectives and the same investment strategies.

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On March 27, 2003, the Board approved changing the Trust's name to "AdvisorOne
Funds" from "Orbitex Group of Funds" and the filing of an amendment to the Trust's Declaration of Trust with the State of Delaware. The name change became effective on April 1, 2003.

The reference to "Orbitex AdvisorOne", "Orbitex Group of Funds" or "Orbitex" on the front cover, table of contents, back cover and pages 3, 4, 5, 8, 14, 20, 21, 22, 24, 25, 26, 29, 33 and 34 is deleted and replaced with "AdvisorOne Funds".

The "Orbitex Group of Funds" logo on the front cover, back cover and page 33 is deleted and replaced with the "AdvisorOne Funds" logo.

The reference to "Clarke Lanzen Skalla Investment Firm, Inc." on pages 4, 6 and 20 is deleted and replaced with "Clarke Lanzen Skalla Investment Firm, LLC".

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The reference to the 1-888-ORBITEX telephone number on pages 21, 22, 24, 26, 27,
34 and the back cover is deleted in its entirety and replaced with the following telephone number:

                                 1-866-811-0225



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The "Initial Purchase" paragraph of the "By Wire" section of the "Method of
Purchase - Purchase Procedures" chart on page 21 is amended as follows:

Initial Purchase: Call us at 1-866-811-0225 for instructions and to receive an account number. You will need to instruct a Federal Reserve System member bank to wire funds to: First National Bank of Omaha, ABA No. 104000016, Credit: Name of Fund, DDA No. 110197751, FBO: Shareholder Name, Name of Fund, Shareholder Account #. You must also complete and mail an application to the address shown above under "By Mail."

                               * * * * * * * * * *
Pages 25 and 26

YOUR ACCOUNT/EXCHANGING SHARES

The last two sentences of the first paragraph under this heading and the class chart on the top of page 26 are deleted and replaced with the following:

You may exchange your Class N Shares of the Amerigo Fund for Class N Shares of the Clermont Fund and you may exchange your Class N Shares of the Clermont Fund for Class N Shares of the Amerigo Fund without paying any sales charge

                               * * * * * * * * * *
Page 29

CLARKE LANZEN SKALLA

The first paragraph, first sentence under this heading on page 29 is deleted and replaced with the following: Clarke Lanzen Skalla Investment Firm, LLC, a Nebraska limited liability company ("CLS" or the "Adviser"), serves as investment adviser to the Amerigo Fund and Clermont Fund. The last sentence in the same paragraph is deleted and replaced with the following: The Adviser is an affiliate of Gemini Fund Services, Inc. and Orbitex Data Services, Inc.

The following amendments are made under "Other Service Providers", Page 29:

ADMINISTRATOR

Gemini Fund Services, Inc.
Hauppauge Corporate Center
150 Motor Parkway
Hauppauge, New York 11788

COUNSEL

Spitzer & Feldman P.C.
405 Park Avenue
New York, New York 10022

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The reference to website "WWW.ORBITEXFUNDS.COM" on page 34 and the back cover is
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deleted and replaced with:

                             WWW.ADVISORONEFUNDS.COM
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